SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                      CWA

                                  (Depositor)

        (Issuer in respect of Asset-Backed Securities, Series 2004-AB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2004-AB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A        616,822,741.92    2.490000%     7,246,706.98  1,322,570.76    8,569,277.74       0.00       0.00
                        2A1       172,592,013.18    2.360000%     7,349,229.80    350,745.32    7,699,975.12       0.00       0.00
                        2A2       330,512,000.00    2.540000%             0.00    722,903.19      722,903.19       0.00       0.00
                        2A3        89,805,000.00    2.700000%             0.00    208,796.63      208,796.63       0.00       0.00
                        C         1,320,951,755.10    0.000000%             0.00  3,489,278.44    3,489,278.44       0.00       0.00
                        P                 100.00    0.000000%             0.00    167,730.51      167,730.51       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         48,240,000.00    2.830000%             0.00    117,558.20      117,558.20       0.00       0.00
                        M2         22,780,000.00    3.230000%             0.00     63,360.04       63,360.04       0.00       0.00
                        M3         13,400,000.00    3.330000%             0.00     38,424.50       38,424.50       0.00       0.00
                        M4         13,400,000.00    3.530000%             0.00     40,732.28       40,732.28       0.00       0.00
                        B          13,400,000.00    4.080000%             0.00     47,078.67       47,078.67       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,505,854,855.10     -           14,595,936.78  6,569,178.53   21,165,115.31     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A        609,576,034.94              0.00
                                2A1       165,242,783.38              0.00
                                2A2       330,512,000.00              0.00
                                2A3        89,805,000.00              0.00
                                C         1,306,355,818.32            0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         48,240,000.00              0.00
                                M2         22,780,000.00              0.00
                                M3         13,400,000.00              0.00
                                M4         13,400,000.00              0.00
                                B          13,400,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,491,258,918.32   -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2004-AB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A    616,822,741.92     2.490000% 126673HD7    11.621507      2.121000    977.573986
                           2A1   172,592,013.18     2.360000% 126673HE5    39.746406      1.896915    893.672809
                           2A2   330,512,000.00     2.540000% 126673HF2     0.000000      2.187222  1,000.000000
                           2A3    89,805,000.00     2.700000% 126673HG0     0.000000      2.325000  1,000.000000
                           C     1,320,951,755.10     0.000000% 126673HN5     0.000000      2.603939    974.892402
                           P             100.00     0.000000% 126673HP0     0.000000    1,677,305.100000  1,000.000000
Residual                   AR              0.00     0.000000% 126673HQ8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     48,240,000.00     2.830000% 126673HH8     0.000000      2.436944  1,000.000000
                           M2     22,780,000.00     3.230000% 126673HJ4     0.000000      2.781389  1,000.000000
                           M3     13,400,000.00     3.330000% 126673HK1     0.000000      2.867500  1,000.000000
                           M4     13,400,000.00     3.530000% 126673HL9     0.000000      3.039722  1,000.000000
                           B      13,400,000.00     4.080000% 126673HM7     0.000000      3.513333  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,505,854,855.10       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2004-AB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       666,015,911.12   640,339,907.20 1,306,355,818.32
Loan count                   3392             2369             5761
Avg loan rate           6.639258%        6.621071%             6.63
Prepay amount        7,176,312.32     7,307,174.23    14,483,486.55

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       275,972.99       262,579.69       538,552.69
Sub servicer fees      144,802.14       153,067.37       297,869.52
Trustee fees             5,049.47         4,857.67         9,907.14


Agg advances                  N/A              N/A              N/A
Adv this period         25,820.56        32,976.71        58,797.27

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud               13,599,997.52    13,200,002.48    26,800,000.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.614162%           100.000000%          1,394,634,855.10
   -----------------------------------------------------------------------------
   Junior            7.385838%             0.000000%            111,220,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          40                 7,100,045.33
60 to 89 days                           5                   623,511.09
90 or more                              0                         0.00
Foreclosure                             9                 1,653,208.19

Totals:                                54                 9,376,764.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           21,165,115.31         21,165,115.31
Principal remittance amount           14,595,936.78         14,595,936.78
Interest remittance amount             6,569,178.53          6,569,178.53